Going Concern	12 Months Ended
Jun. 30, 2025
Going Concern [Abstract]
GOING CONCERN
3.	GOING CONCERN

The Group has evaluated whether there are conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date that the consolidated financial statements are issued. The Group has incurred losses and negative operating cash flows since its inception. The Group incurred net losses of US$13,065,903, US$5,980,776 and US$6,618,209 for the years ended June 30, 2025, 2024 and 2023, respectively. Net cash used in operating activities were US$5,894,330, US$6,223,797 and US$4,892,650 for the years ended June 30, 2025, 2024 and 2023, respectively. The accumulated deficit amounted to US$40,217,153 and US$27,273,366 as of June 30, 2025 and 2024, respectively. As of June 30, 2025, the Group had a working capital deficit of US$20,392,779. These conditions raised substantial doubts about the Group’s ability to continue as a going concern.

The Group has funded its operations from both operational sources of cash and equity and debt financing. The Group’s liquidity is based on its ability to generate cash from operating activities, obtain capital financing from equity interest investors and borrow funds on financial institutions. The Group’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes generating revenue while controlling operating cost and expenses to generate positive operating cash flows and obtaining funds from outside sources of financing to generate positive financing cash flows. As of June 30, 2025 and 2024, the Group had cash and restricted cash of US$97,738 and US$1,984,374, respectively. The Group plans to improve its liquidity through mitigation plans including: 1) enlarging its production to increase the cash inflow from operating activities; 2) pursuing to obtain financial support from credit facilities and equity financing, and 3) improving operating efficiency and cost reduction. There can be no assurances, however, that the current mitigation plans will be achieved or that additional funding will be available on terms acceptable to the Group, or at all. If the Group is unable to obtain sufficient funding, it could be required to delay its development efforts and limit activities, which could adversely affect its business and the consolidated financial statements.

The accompanying consolidated financial statements have been prepared on the basis the Group will be able to continue as a going concern for a period of one year after the issuance of the consolidated financial statements. The going concern assumption contemplates the realization of assets and satisfaction of liabilities in the normal course of business. However, substantial doubt about the Group’s ability to continue as a going concern exists. The consolidated financial statements do not include any adjustments related to the recoverability or classification of assets and the amounts or classification of liabilities that may result from the outcome of this uncertainty.